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                         MERRILL LYNCH RETIREMENT PLUS(SM)

                                    ISSUED BY

                      MERRILL LYNCH LIFE INSURANCE COMPANY
             MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT B

                       SUPPLEMENT DATED DECEMBER 10, 2002
                                     TO THE
                          PROSPECTUS DATED MAY 1, 2002


This supplement describes a change in administrative procedures for calculating the death benefit on Retirement Plus variable annuity contracts (collectively, the "Contracts") issued by Merrill Lynch Life Insurance Company ("we" or "our").

In the Prospectus for the Contracts, we state that we do not currently adjust withdrawals and transfers in calculating the 5% Rising Floor with 7th Anniversary Step-Up death benefit (see page 36 and Appendices B and C). As of December 13, 2002, we are changing our administrative procedures to adjust withdrawals from Account A and transfers to Account B in accordance with the terms of your Contract. This change applies with respect to withdrawals or transfers taken from both existing and newly issued Contracts on or after December 13, 2002.

For a description of how adjusted withdrawals and transfers are calculated, please refer to the Death Benefit Endorsement to your Contract and the relevant section of the Prospectus. As a result of this change in administrative procedure, a withdrawal or transfer may reduce the guaranteed minimum death benefit by an amount greater than the amount of the withdrawal or transfer.

This change applies to all withdrawals or transfers made on or after December 13, 2002, including those made under a systematic withdrawal or transfer program, even if such program was in effect prior to December 13, 2002.

                                      * * *

Please retain this supplement with your Prospectus for your reference. If you have any questions, please contact your Financial Advisor or the Service Center at 1-800-535-5549.